SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              Filed by the Registrant                      [X]
                    Filed by a Party other than the Registrant             [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       (Name of Registrant as Specified In Its Charter)
             (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT
             FILL THIS IN: Name of Person(s) Filing Proxy
             Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2)   Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             (4)   Proposed maximum aggregate value of transaction:

             (5)   Total Fee Paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:


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     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

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                     FIDELITY DIVERSIFIED INTERNATIONAL FUND
                           FIDELITY LATIN AMERICA FUND
                        FIDELITY HONG KONG AND CHINA FUND
                              FIDELITY NORDIC FUND
                                    FUNDS OF
                            FIDELITY INVESTMENT TRUST

                82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
                                 1-800-544-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Diversified International Fund, Fidelity Latin America Fund, Fidelity Hong Kong and China Fund and Fidelity Nordic Fund (the funds) will be held at the office of Fidelity Investment Trust (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on May 19, 1999, at 11:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve an amended management contract for Fidelity Diversified International Fund.
2. To amend the fundamental investment limitation concerning industry concentration for Fidelity Latin America Fund, Fidelity Hong Kong and China Fund and Fidelity Nordic Fund to permit each fund to invest up to 35% of its total assets in a single industry.

      The Board of Trustees has fixed the close of business on March 22, 1999 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

                                         By order of the Board
                                         of Trustees,
                                         ERIC D. ROITER, Secretary

March 22, 1999



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                            YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

      SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.



                      INSTRUCTIONS FOR EXECUTING PROXY CARD

      The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

           1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.

           2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

           3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:


         REGISTRATION                               VALID SIGNATURE

  A. 1)         ABC Corp.                           John Smith, Treasurer
     2)         ABC Corp.                           John Smith, Treasurer
                c/o John Smith, Treasurer

  B. 1)         ABC Corp. Profit Sharing Plan       Ann B. Collins, Trustee
     2)         ABC Trust                           Ann B. Collins, Trustee
     3)         Ann B. Collins, Trustee             Ann B. Collins, Trustee
                u/t/d 12/28/78

 C.  1)         Anthony B. Craft, Cust.             Anthony B. Craft
                f/b/o Anthony B. Craft, Jr.
                UGMA




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                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                           FIDELITY INVESTMENT TRUST:
                     FIDELITY DIVERSIFIED INTERNATIONAL FUND
                           FIDELITY LATIN AMERICA FUND
                        FIDELITY HONG KONG AND CHINA FUND
                              FIDELITY NORDIC FUND
                           TO BE HELD ON MAY 19, 1999

      This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Diversified International Fund, Fidelity Latin America Fund, Fidelity Hong Kong and China Fund and Fidelity Nordic Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 19, 1999 at 11:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

      The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 22, 1999. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $4,000 (Fidelity Diversified International
Fund), $2,000 (Fidelity Latin America Fund), $2,000 (Fidelity Hong Kong and China Fund), and $2,000 (Fidelity Nordic Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Investments Japan Limited (FIJ), subadviser to Fidelity Hong Kong and China Fund, is located at Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan. Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda and Fidelity International Investment Advisors (U.K.) Limited (FIIAL (U.K.)), located at 26 Lovat Lane, London, England EC3R 8LL, are also subadvisers to the funds.

      If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.



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      All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether a proposal is approved.

      The funds may also arrange to have votes recorded by telephone. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted at the meeting in the same manner that proxies voted by mail may be revoked. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $5,000 (Fidelity Diversified International Fund), $3,000 (Fidelity Latin America Fund), $3,000 (Fidelity Hong Kong and China Fund), and $3,000 (Fidelity Nordic Fund).

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Shares of each fund of the trust issued and outstanding as of February 28, 1999 are indicated in the following table:

      Fidelity Diversified International Fund       X

      Fidelity Latin America Fund                   X

      Fidelity Hong Kong and China Fund             X

      Fidelity Nordic Fund                          X


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      As of February 28, 1999 the nominees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.

      To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on February 28, 1999, was as follows:

      Fidelity Diversified International Fund       X

      Fidelity Latin America Fund                   X

      Fidelity Hong Kong and China Fund             X

      Fidelity Nordic Fund                          X

      Shareholders of record at the close of business on March 22, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

      FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998, CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.

      VOTE REQUIRED: APPROVAL OF EACH PROPOSAL REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.

      The following tables summarize the proposals applicable to each fund.

PROPOSAL # Proposal Description                   Applicable Fund(s)

    1.     To approve an amended management       Diversified
           contract for the fund that would       International Fund
           change the comparative securities
           index used for calculating the
           fund's management fee performance
           adjustment and allow the contract to
           be modified subject to the
           provisions of the 1940 Act.
    2.     To amend the fund's fundamental        Latin America Fund,
           investment limitation concerning the   Hong Kong and China
           concentration of investments in a      Fund, and Nordic Fund
           particular industry to permit the
           fund to invest up to 35% of its total
           assets in single industry.



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1.    TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY DIVERSIFIED
      INTERNATIONAL  FUND.

      The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. The Amended Contract modifies the management fee that FMR receives from the fund for managing its investments and business affairs and one other provision of the fund's existing management contract with FMR (the Present Contract).

      CURRENT MANAGEMENT FEE. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1998 (not including the fee amendment discussed below) was 0.7385%.

      The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (GDP-weighted) (the Current Index), over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum rate of 0.20% if the fund outperforms or underperforms the Current Index by ten percentage points or more over the performance period. Under the Present Contract, FMR received a positive Performance Adjustment for the fund's fiscal year ended October 31, 1998, which equaled 0.0963% of the fund's average net assets for the year.

      PROPOSED MANAGEMENT CONTRACT AMENDMENT. The Amended Contract would (1) PROSPECTIVELY change the index used to calculate the fund's Performance Adjustment from the Current Index to the Morgan Stanley Capital International Europe, Australasia, and Far East Index (Capitalization-weighted) (the Proposed Index) and (2) allow FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act (the Present Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments ). See "Modification of Management Contract Amendment Provisions" on page __ for more details.



                                       4
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      The Proposed Index represents an alternative measure of the performance of the same 20 foreign stock markets covered by the Current Index. Approval of the proposal will not directly affect the Fund's investment policies which permit
FMR to use a variety of strategies in managing the Fund. However, it will change the benchmark used to determine a portion of FMR's management fee.

      IMPACT OF PROPOSED CHANGE IN PERFORMANCE ADJUSTMENT. The impact of the proposed index change will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 1998 if the Proposed Index had been the fund's Performance Adjustment index. For this purpose, the performance of the Proposed Index is substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year. Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment index will actually occur on a gradual basis over the 36-month period after shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page ___ for details.

      During the fund's fiscal year ended October 31, 1998, the index change would have had no effect on management fees if it had been implemented because FMR would have been entitled to the maximum performance adjustment relative to both indexes during that period.

      PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated October 1, 1997, which was approved by shareholders on September 17, 1997. (For Information on FMR, see the section entitled "Activities and Management of FMR" on page ___). A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page ___. Except for the modifications discussed in this proposal, the Amended Contract is substantially the same as the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" on page ___.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2000, and thereafter, only as long as its continuance is approved at least annually by
(i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as described above.

      COMPARISON OF PROPOSED AND CURRENT PERFORMANCE ADJUSTMENT INDICES. If the proposal is approved, the fund will change its Performance Adjustment index prospectively to the Proposed Index, the Capitalization-weighted Morgan Stanley Capital International Europe, Australasia, and Far East Index (Capitalization-weighted EAFE). The EAFE index is designed to measure the performance of developed international stock markets outside the U.S. and Canada. The index is based on individual Morgan Stanley Capital International single-country indexes for the 20 countries that EAFE comprises. The Current and


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Proposed Indexes differ in how they weight the underlying single-country indexes. The Current Index (GDP-weighted EAFE) weights the performance of the country indexes according to the size of each country's economy; the Proposed Index, the Capitalization-weighted EAFE, weights the country indexes according to the size of the country's stock market.

As illustrated by the chart below, the weighting differences can result in different returns.

"Bar Chart Description: The bar graph compares the GDP-weighted EAFE calendar year performance to the Capitalization-weighted EAFE for the past seven calendar years."

DATA POINTS

               Current  Proposed
               EAFE     EAFE
               GDP-WTD  CAP-WTD
1992             -9.65% -12.17%
1993             33.56%  32.56%
1994              7.81%   7.78%
1995             11.16%  11.21%
1996              7.63%   6.05%
1997              6.06%   2.01%
1998             27.02%  20.27%

The most significant difference between the Current Index and the Proposed Index since the fund started in December 1991 has been the relative weighting of Japan. In 1991, the Japanese market accounted for 28% of the GDP-weighted index and more than 50% of the Capitalization-weighted EAFE. As of the most recent re-balancing (June 1998) of GDP-weighted EAFE, Japan represented 31% of the GDP-weighted index and 21% of the Capitalization-weighted EAFE. The significant decline of Japan's weighting in Capitalization-weighted EAFE is the result of the fall in Japan's stock market relative other EAFE constituent countries. Japan's weighting in the Capitalization-weighted index is now lower than the GDP-weighted index.

Although both indexes are well-recognized measures of the performance of developed international markets, Capitalization-weighted EAFE is used more frequently as a performance benchmark for mutual funds. For this reason, FMR proposes changing the benchmark to more closely align the Fund's benchmark with the other broadly diversified funds in its competitive universe.

The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.



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      IMPLEMENTATION OF CHANGE IN PERFORMANCE ADJUSTMENT INDEX. If the proposal is approved, the change in the fund's Performance Adjustment index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36 month blended index return that reflects the performance of the Proposed Index for the portion of the performance period subsequent to its adoption and the performance of the Current Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

      COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the fiscal year ended October 31, 1998, under the terms of the Present Contract to the management fee the fund would have incurred if the proposed change in Performance Adjustment index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 1998 have been calculated using the rolling 36-month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                Present Contract       Amended Contract         Difference

                   $          %          $           %         $          %
Basic Fee      13,661,575   .7385%   13,661,575   .7385%       --         --
Performance    1,780,998    .0963%   1,780,998    .0963%       --         --
Adjustment
Total          15,442,573   .8348%   15,442,573   .8348%       --         --
Management
Fee

      The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1998 under the Present Contract and if the proposed change in Performance Adjustment index had been in effect during the same period. As with the table above, the Performance Adjustment incorporated in the management fee expense listed for the Amended Contract has been calculated using the rolling 36-month historical performance of the Proposed Index during fiscal 1998.



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      The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of the fund's average net assets.

                            Comparative Expense Table

      Annual Fund Operating Expenses (as a percentage of average net assets)

                                 Present Contract          Amended Contract
                                 ----------------          ----------------
Management Fee                        0.83%                      0.83%
12b-1 Fee                              None                      None
Other Expenses                        0.39%                      0.39%
Total Fund Operating                  1.22%                      1.22%
Expenses

      A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce total fund operating expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.1.19% under both the Present Contract and the Amended Contract.

      EXAMPLE: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                       1 Year         3 Years         5 Years        10 Years
                       ------         -------         -------        --------
Present Contract       $ 124           $ 387           $ 670         $ 1,477
Amended Contract       $ 124           $ 387           $ 670         $ 1,477

      The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

      MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed

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modification gives FMR and the trust added flexibility to amend the Management
Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would continue to require the approval of the fund's Board of Trustees.

      MATTERS CONSIDERED BY THE BOARD. The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.

      The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on November 19, 1998. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

      INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings, the Trustees received materials that relate to the Amended Contract. These materials included: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices,
(ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and character of non-investment management services provided by FMR and its affiliates.

      In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and
(j) the information furnished to investors, including the fund's shareholders.

      In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their annual review of fund contractual arrangements and in connection with their approval of the Amended Contract include the following:

      INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.

      FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.

      NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Present Contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.

      EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

      PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.

      ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees also considered factors bearing on the choice of the fund's Performance Adjustment Index including the nature of securities included in such index and the nature of securities held and permitted to be held by the fund.

      OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.

      OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.

      CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modifications to the management fee rate, that is the adoption of the Proposed Index, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.

2. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INDUSTRY CONCENTRATION FOR FIDELITY LATIN AMERICA FUND, FIDELITY HONG KONG AND CHINA FUND, AND FIDELITY NORDIC FUND TO PERMIT EACH TO INVEST UP TO 35% OF ITS TOTAL ASSETS IN A SINGLE INDUSTRY.

      The Board of Trustees has approved, and recommends that the shareholders of Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund (each a Regional Fund) approve, a proposal that would modify each Regional Fund's fundamental policy concerning concentration to permit each Regional Fund to invest, under certain circumstances, up to 35% of its total assets in the securities of companies whose principal business activities are in the same industry. Each Regional Fund's current fundamental policy concerning concentration provides that:

      "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."

      If the proposal is approved, each Regional Fund would adopt the following fundamental policy concerning concentration:

      "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund may purchase the securities of any issuer, if as a result, no more than 35% of the fund's total assets would be invested in any industry that accounts for more than 20% of the [Latin American/Hong Kong and Chinese/ Nordic] market as a whole, as measured by an index determined by FMR to be an appropriate measure of the [Latin American/Hong Kong and Chinese/ Nordic] market."

      The 1940 Act requires open-end mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. However, a fund is permitted to retain the freedom of action to invest more than 25% of assets in an industry provided it specifies the conditions under which it intends to do so.

      The proposed policy would permit each Regional Fund to invest up to 35% of the Fund's total assets in a single industry that represents more than 20% of the local market at the time of the purchase as represented by an index FMR determines to be an appropriate measure of the market. FMR will employ this additional flexibility only when it views the opportunity to overweight in a particular industry as in the best interests of a Regional Fund. The Board of Trustees has reviewed this proposal and recommends that shareholders approve the proposal. The amended concentration policy would provide each Regional Fund flexibility to overweight or underweight a particular industry in a region relative to the local market benchmarks and allow each Regional Fund to respond to changing market conditions.

      As of _________, 1999, each Regional Fund's market had a single industry that represented over 20% of the local stock market. In Hong Kong, banks account for approximately 31% of the market as represented by the Hang Seng Index. In Latin America, telephone companies account for approximately 24% of the market as represented by the Morgan Stanley Capital International Latin America Index. In the Nordic region, communications companies account for approximately 28% of the market as represented by the Morgan Stanley Capital International Nordic Countries Index. Providing each Regional Fund with the ability to invest up to 35% of its total assets in a particular industry may benefit each Regional Fund, but may also expose a fund to greater risk to the extent that adverse changes to economic or political conditions affect a particular industry.

      CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each Regional Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the proposed fundamental concentration policy will become effective immediately. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental concentration policy will remain unchanged and in effect.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                        ACTIVITIES AND MANAGEMENT OF FMR

      FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Diversified International Fund, Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page __.

      FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

      The Directors of FMR are: Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert A. Lawrence, Abigail Johnson, Richard A. Spillane Jr., Patricia Satterthwaite, and Greg Fraser are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

      All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

      During the period December 31, 1996 through September 30, 1998, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

            ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST

      FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.

      Funds with investment objectives similar to Fidelity Diversified International Fund, Fidelity Latin America Fund, Fidelity Hong Kong and China Fund, and Fidelity Nordic Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 2 beginning on page __.

      The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

               ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIAL U.K.

      FMR, on behalf of each fund, has entered into a sub-advisory agreement with FIIA. FMR, on behalf of Fidelity Hong Kong and China Fund has entered into a sub-advisory agreement with FIJ. Both FIIA and FIJ are wholly owned subsidiaries of Fidelity International Limited (FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.

      The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity Diversified International Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 2 beginning on page ___.

      The Directors of FIJ are Billy Wilder, President, Edward C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai, Yasuo Kuramoto, Simon Haslam, Lawrence Repeta, Simon Fraser and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Bldg., 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.

      The Directors of FIIA are David J. Saul, President, Anthony J. Bolton, Charles T. Collis, William R. Ebsworth, Brett P. Goodin, K.C. Lee, Peter Phillips and Simon Haslam. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

      The Directors of FIIAL U.K. are Anthony J. Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the Directors is 26 Lovat Lane, London, England EC3R 8LL.

      FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment companies with net assets of approximately $___________ and $_____________ as of January 31, 1999. As compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance period of up to 36 months) as compared to the Morgan Stanley Capital International All Country Asia ex-Japan Free Index. The Korea Fund management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.

                          PRESENT MANAGEMENT CONTRACTS

      Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.

      In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposal 1.

      In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

      Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for fiscal 1998 are shown in the table below.

                TRANSFER AGENCY AND PRICING AND BOOKKEEPING FEES

Diversified International Fund       $__________

Latin American Fund                  $__________

Hong Kong and China Fund             $__________

Nordic Fund                          $__________

      Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Growth Company Fund's shares are offered at net asset value per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues paid to FDC for fiscal 1998 are shown in the table below.

                        SALES CHARGE REVENUE PAID TO FDC

Diversified International Fund              $__________

Latin American Fund                         $__________

Hong Kong and China Fund                    $__________

Nordic Fund                                 $__________

      For the services of FMR under Latin American Fund's, Hong Kong and China Fund's and Nordic Fund's management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund for rate.

      For the services of FMR under Diversified International Fund's management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the Fund's performance to that of the Morgan Stanley Capital International Europe, Australasia and Far East Index (GDP weighted) (EAFE (GDP-weighted))

      The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $____ billion of group net assets - the approximate level for January, 1999 - was 0.___%, which is the weighted average of the respective fee rates for each level of group net assets up to $__ billion.

GROUP FEE RATE SCHEDULE        EFFECTIVE ANNUAL FEE RATES

                                             Effective
 Average Group    Annualized    Group Net      Annual
     Assets          Rate        Assets       Fee Rate
     ------          ----        ------       --------

  0 - $3 billion    .5200%     $0.5 billion    .5200%
     3 - 6          .4900           25         .4238
     6 - 9          .4600           50         .3823
     9 - 12         .4300           75         .3626
    12 - 15         .4000          100         .3512
    15 - 18         .3850          125         .3430
    18 - 21         .3700          150         .3371
    21 - 24         .3600          175         .3325
    24 - 30         .3500          200         .3284
    30 - 36         .3450          225         .3249
    36 - 42         .3400          250         .3219
    42 - 48         .3350          275         .3190
    48 - 66         .3250          300         .3163
    66 - 84         .3200          325         .3137
    84 - 102        .3150          350         .3113
   102 - 138        .3100          375         .3090
   138 - 174        .3050          400         .3067
   174 - 210        .3000          425         .3046
   210 - 246        .2950          450         .3024
   246 - 282        .2900          475         .3003
   282 - 318        .2850          500         .2982
   318 - 354        .2800          525         .2962
   354 - 390        .2750          550         .2942
   390 - 426        .2700
   426 - 462        .2650
   462 - 498        .2600
   498 - 534        .2550
    Over 534        .2500

      The individual fund fee rate for each fund is 0.45%. Based on the average group net assets of the funds advised by FMR for January 1999, each fund's annual basic fee rate would be as follows:

                       Group Fee Rate   Individual Fund Fee Rate  Basic Fee Rate
                       --------------   ------------------------  --------------

Diversified International  0.____%              .45%                0.____%

Latin America              0.____%              45%                 0.____%

Hong Kong and China        0.____%              45%                 0.____%

Nordic                     0.____%              .45%                0.____%

      One-twelfth of this annual basic fee rate is applied to each funds net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

      COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Diversified International Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the EAFE (GDP-weighted) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +/-10.00) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to Diversified International's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

      Diversified International's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the EAFE (GDP-weighted) is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index.

      Because the adjustment to the basic fee is based on Diversified International Fund's performance compared to the investment record of the EAFE (GDP-weighted), the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

      For fiscal 1998, the following table shows the amount that each fund paid to FMR for its services as investment adviser (these fees include the basic fee and for Diversified International the performance adjustment); each fund's management fee as a percentage of the fund's average net assets; and the amount of Diversified International's performance adjustment.

                                             Management Fee
                                            as a Percent of
                                               the Fund's        Performance
                          Management Fee   Average Net Assets     Adjustment
                          --------------   ------------------     ----------

Diversified                $15,442,573           0.7410%          $1,780,998
International
Latin America               $4,433,227           0.7410               N/A
Hong Kong and China         $1,146,603           0.7410               N/A
Nordic                       $766,651            0.7410               N/A

      FMR may, from time to time, agree to reimburse all or a portion of each fund's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in each fund's management contract.

      FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services
(FBS), an indirect subsidiary of FMR Corp.

      The brokerage commissions paid by each fund to NFSC and FBS for fiscal 1998 are listed in the following table:

                       Brokerage Commissions
                          Paid to Nfsc         Brokerage Commissions Paid to FBS
                          ------------         ---------------------------------

Diversified International     $82,815                       27,870

Latin America                 $3,776                          0

Hong Kong and China             $0                          $2,554

Nordic                          $0                          $2,554

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

      The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

                       NOTICE TO BANKS, BROKER-DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

                                                                       EXHIBIT 1

                        FOR PURPOSES OF THE SEC FILING,
                   UNDERLINED TEXT IS SET FORTH IN ALL CAPS.
                        UNDERLINED LANGUAGE WILL BE ADDED
                      [BRACKETED] LANGUAGE WILL BE DELETED

                                     FORM OF
                               MANAGEMENT CONTRACT
                                     between
                           FIDELITY INVESTMENT TRUST:
                     FIDELITY DIVERSIFIED INTERNATIONAL FUND
                                       and
                     FIDELITY MANAGEMENT & RESEARCH COMPANY

      AGREEMENT AMENDED and RESTATED as of this 1st __ day of _____ [October 1997] 19__, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Diversified International Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

      Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [December 24, 1991] OCTOBER 1, 1997, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of [October 1, 1997] JUNE 1, 1999 or the first day of the month following approval.

      1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

            (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports;
(iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

            The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

            (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

      The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

      2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

      3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. EXCEPT AS OTHERWISE PROVIDED IN SUB-PARAGRAPH (E) OF THIS PARAGRAPH 3, T(T)he Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe, Australasia, and Far East Index [("GDP- weighted)] (CAP-WEIGHTED)(the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

      (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

                  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

               Average Net Assets          Annualized Fee Rate (For Each Level)
               ------------------          ------------------------------------

                    0 - $ 3 billion                    .5200%
                      3 - 6                            .4900
                      6 - 9                            .4600
                     9 - 12                            .4300
                     12 - 15                           .4000
                     15 - 18                           .3850
                     18 - 21                           .3700
                     21 - 24                           .3600
                     24 - 30                           .3500
                     30 - 36                           .3450
                     36 - 42                           .3400
                     42 - 48                           .3350
                     48 - 66                           .3250
                     66 - 84                           .3200
                     84 - 102                          .3150
                    102 - 138                          .3100
                    138 - 174                          .3050
                    174 - 210                          .3000
                    210 - 246                          .2950
                    246 - 282                          .2900
                    282 - 318                          .2850
                    318 - 354                          .2800
                    354 - 390                          .2750
                    390 - 426                          .2700
                    426 - 426                          .2650
                    462 - 498                          .2600
                    498 - 534                          .2550
                    Over - 534                         .2500


                  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .45%.

      (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

      (c) Performance Adjustment Rate: EXCEPT AS PROVIDED IN SUB-PARAGRAPH (E) OF THIS PARAGRAPH 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

      The performance period [will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will] consistS of the current month plus the previous 35 months.

      The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

      (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

      (E) FOR THE 35-MONTH PERIOD COMMENCING ON ______________, 1999 (THE COMMENCEMENT DATE) (SUCH PERIOD HEREAFTER REFERRED TO AS THE TRANSITION PERIOD), THE PERFORMANCE ADJUSTMENT RATE SHALL BE CALCULATED BY COMPARING THE PORTFOLIO'S INVESTMENT PERFORMANCE AGAINST THE BLENDED INVESTMENT RECORDS OF THE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA AND FAR EAST INDEX (GDP - WEIGHTED) (THE INDEX USED TO CALCULATE THE PORTFOLIO'S PERFORMANCE ADJUSTMENT PRIOR TO THE COMMENCEMENT DATE (THE PRIOR INDEX)), SUCH CALCULATION BEING PERFORMED AS FOLLOWS:

            FOR THE FIRST MONTH OF THE TRANSITION PERIOD, THE PERFORMANCE ADJUSTMENT RATE SHALL BE CALCULATED BY COMPARING THE PORTFOLIO'S INVESTMENT PERFORMANCE OVER THE 36 MONTH PERFORMANCE PERIOD AGAINST A BLENDED INDEX INVESTMENT RECORD THAT REFLECTS THE INVESTMENT RECORD OF THE PRIOR INDEX FOR THE FIRST 35 MONTHS OF THE PERFORMANCE PERIOD AND THE INVESTMENT RECORD OF THE INDEX FOR THE 36TH MONTH OF THE PERFORMANCE PERIOD. FOR EACH SUBSEQUENT MONTH OF THE TRANSITION PERIOD, THE PERFORMANCE ADJUSTMENT RATE SHALL BE CALCULATED BY COMPARING THE PORTFOLIO'S INVESTMENT PERFORMANCE OVER THE 36-MONTH PERFORMANCE PERIOD AGAINST A BLENDED INDEX INVESTMENT RECORD THAT REFLECTS ONE ADDITIONAL MONTH OF THE INDEX'S PERFORMANCE AND ONE LESS MONTH OF THE PRIOR INDEX'S PERFORMANCE. THIS CALCULATION METHODOLOGY SHALL CONTINUE UNTIL THE EXPIRATION OF THE TRANSITION PERIOD, AT WHICH TIME THE INVESTMENT RECORD OF THE PRIOR INDEX SHALL BE ELIMINATED FROM THE PERFORMANCE ADJUSTMENT CALCULATION, AND THE CALCULATION SHALL INCLUDE ON THE INVESTMENT RECORD OF THE INDEX.

      [e](f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

      4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

      5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

      6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1998] 2000 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

            (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] SUBJECT TO THE PROVISIONS OF
SECTION 15 OF THE 1940 ACT, AS MODIFIED BY OR INTERPRETED BY ANY APPLICABLE ORDER OR ORDERS OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY RULES OR REGULATIONS ADOPTED BY, OR INTERPRETATIVE RELEASES OF, THE COMMISSION.

            (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

      7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

      8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

      The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

      IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

      [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT 2


FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                           FISCAL         AVERAGE     RATIO OF NET
OBJECTIVE AND FUND                                YEAR END (A)    NET ASSETS    ADVISORY FEES
                                                                 (MILLIONS)(B)   TO AVERAGE
                                                                               NET ASSETS PAID
                                                                                 TO FMR (C)
GROWTH

Advisor Focus Funds:
   Consumer Industries: (o)**
     Class A                                         7/31/97      $       0.7         0.60%?
     Class T                                         7/31/97              3.9         0.60?
     Class B                                         7/31/97              0.3         0.60?
     Class C (Z)                                     7/31/98              0.3         0.60?
     Institutional Class                             7/31/97              1.1         0.60?

   Cyclical Industries: (o)**
     Class A                                         7/31/97              0.2         0.60?
     Class T                                         7/31/97              1.1         0.60?
     Class B                                         7/31/97              0.1         0.60?
     Class C (Z)*                                    7/31/98              0.0         0.60?
     Institutional Class                             7/31/97              4.1         0.60?

   Financial Services: (o)**
     Class A                                         7/31/97              2.9         0.60?
     Class T                                         7/31/97             22.0         0.60?
     Class B                                         7/31/97              3.3         0.60?
     Class C (Z)                                     7/31/98              5.3         0.60?
     Institutional Class                             7/31/97              2.2         0.60?

   Health Care: (o)**
     Class A                                         7/31/97              2.9         0.60?
     Class T                                         7/31/97             22.5         0.60?
     Class B                                         7/31/97              2.4         0.60?
     Class C (Z)                                     7/31/98              3.9         0.60?
     Institutional Class                             7/31/97              2.7         0.60?

   Natural Resources: (o)**
     Class A                                         7/31/97              4.5         0.60?
     Class T                                         7/31/97            634.0         0.60?
     Class B                                         7/31/97             49.4         0.60?
     Class C (Z)                                     7/31/98              1.1         0.60?
     Institutional Class                             7/31/97             10.8         0.60?

   Technology: (o)**
     Class A                                         7/31/97              3.6         0.60?
     Class T                                         7/31/97             25.8         0.60?


     Class B                                         7/31/97              2.2         0.60?
     Class C (Z)                                     7/31/98              2.1         0.60?
     Institutional Class                             7/31/97              1.6         0.60?

   Utilities Growth: (o)**
     Class A                                         7/31/97              0.4         0.60?
     Class T                                         7/31/97              3.8         0.60?
     Class B                                         7/31/97              0.8         0.60?
     Class C (Z)                                     7/31/98              1.2         0.60?
     Institutional Class                             7/31/97              1.8         0.60?

Blue Chip Growth (o)                                 7/31/97         10,047.1         0.51

Low-Priced Stock (o)                                 7/31/97          6,107.7         0.76

OTC Portfolio (o)                                    7/31/97          3,330.0         0.56

Export and Multinational Fund (o)                    8/31/97            415.7         0.60

Advisor Korea Fund, Inc. ((PHI))                     9/30/97             49.9         1.00






                                       2


Destiny I (o)                                        9/30/97        $ 5,260.4         0.36%
Destiny II (o)                                       9/30/97          3,074.7         0.50
Advisor Emerging Asia Fund, Inc. ((PHI))            10/31/97            130.4         1.16
Advisor Overseas: ((SIGMA))
   Class A                                          10/31/97              2.6         0.81
   Class T                                          10/31/97          1,112.8         0.81
   Class B                                          10/31/97             29.0         0.81
   Class C (Z)                                    10/31/98**              6.4         0.81
   Institutional Class                              10/31/97             30.4         0.81

Canada ((SIGMA))                                    10/31/97            127.5         0.39

Capital Appreciation (o)                            10/31/97          1,773.3         0.41

Disciplined Equity (o)                              10/31/97          2,212.1         0.44

Diversified International ((SIGMA))                 10/31/97          1,106.3         0.83

Emerging Markets ((SIGMA))                          10/31/97          1,049.2         0.75

Europe ((SIGMA))                                    10/31/97            874.8         0.78

Europe Capital Appreciation ((SIGMA))               10/31/97            335.4         0.65

France ((SIGMA))                                    10/31/97              6.3         0.00*

Germany ((SIGMA))                                   10/31/97             11.9         0.48*

Hong Kong and China (m)                             10/31/97            217.5         0.75

International Value (m)                             10/31/97            305.5         0.85

Japan (m)                                           10/31/97            295.1         0.93

Japan Small Companies (m)                           10/31/97             94.1         0.75

Latin America ((SIGMA))                             10/31/97            868.0         0.75

Nordic ((SIGMA))**                                  10/31/97             68.5         0.75

Overseas ((SIGMA))                                  10/31/97          3,574.3         0.84

Pacific Basin (m)                                   10/31/97            347.5         0.70

Southeast Asia (m)                                  10/31/97            584.7         0.76

Stock Selector (o)                                  10/31/97          1,738.2         0.47

TechnoQuant Growth**                                10/31/97             63.4         0.59?

United Kingdom ((SIGMA))                            10/31/97              5.1         0.00*

Value (o)                                           10/31/97          7,464.9         0.46

Worldwide ((SIGMA))                                 10/31/97          1,067.5         0.75

Advisor Equity Growth: (o)
   Class A                                          11/30/97             14.6         0.60
   Class T                                          11/30/97          3,860.7         0.60
   Class B                                          11/30/97             31.7         0.60
   Class C                                          11/30/97              0.5         0.60
   Institutional Class                              11/30/97          1,154.7         0.60

Advisor Growth Opportunities: (o)
   Class A                                          11/30/97            136.1         0.52?
   Class T                                          11/30/97         20,087.8         0.52?
   Class B                                          11/30/97            395.4         0.52?
   Class C                                          11/30/97              2.9         0.52?


                                       3

   Institutional Class                              11/30/97            384.3         0.52?

Advisor Large Cap: (o)

   Class A                                          11/30/97              1.5         0.60
   Class T                                          11/30/97             35.8         0.60
   Class B                                          11/30/97             16.1         0.60
   Class C*                                         11/30/97              0.0         0.60
   Institutional Class                              11/30/97              7.7         0.60

Advisor Mid Cap: (o)
   Class A                                          11/30/97              2.6         0.60
   Class T                                          11/30/97            266.9         0.60







                                       4


Advisor Mid Cap: (o) (continued)
   Class B                                          11/30/97      $      43.5         0.60%
   Class C                                          11/30/97              0.1         0.60
   Institutional Class                              11/30/97             52.0         0.60

Advisor Strategic  Opportunities: (o)
   Class A                                          11/30/97              1.1         0.40?
   Class T                                          11/30/97            494.6         0.40?
   Class B                                          11/30/97             99.5         0.40?
   Institutional Class                              11/30/97              5.9         0.40?
   Initial Class                                    11/30/97             20.5         0.40?

Advisor TechnoQuant Growth: (o)
   Class A                                          11/30/97              4.1         0.60
   Class T                                          11/30/97             13.0         0.60
   Class B                                          11/30/97              6.4         0.60
   Class C*                                         11/30/97              0.0         0.60
   Institutional Class                              11/30/97              1.3         0.60

Emerging Growth (o)                                 11/30/97          1,907.1         0.77

Growth Company (o)                                  11/30/97         10,175.2         0.47

New Millennium (o)                                  11/30/97          1,437.9         0.74

Retirement Growth (o)                               11/30/97          4,042.6         0.41

Congress Street                                     12/31/97             86.8         0.45

Contrafund (o)                                      12/31/97         27,817.1         0.48

Exchange                                            12/31/97            291.8         0.54
Trend (o)                                           12/31/97          1,442.4         0.42

Variable Insurance Products:
   Growth
     Initial Class                                  12/31/97          6,937.2         0.60
     Service Class                                  12/31/97              0.6         0.60
   Overseas ((SIGMA))
     Initial Class                                  12/31/97          1,917.4         0.75
     Service Class                                  12/31/97              0.3         0.75

Variable Insurance Products II:
   Asset Manager: Growth (o)
     Initial Class                                  12/31/97            389.5         0.60
     Service Class*                                 12/31/97              0.0         0.60
   Contrafund (o)
     Initial Class                                  12/31/97          3,294.9         0.60
     Service Class                                  12/31/97              1.4         0.60




                                       5

Variable Insurance Products III:
   Growth Opportunities (o)
     Initial Class                                  12/31/97            703.1         0.60
     Service Class                                  12/31/97              0.7         0.60

Select Portfolios:
   Air Transportation (o)                            2/28/98             62.7         0.60
   American Gold                                     2/28/98            279.5         0.60
   Automotive (o)                                    2/28/98             62.2         0.59
   Biotechnology (o)                                 2/28/98            577.4         0.60
   Brokerage and Investment Management (o)           2/28/98            416.4         0.60
   Business Services and Outsourcing (o)             2/28/98              7.1         0.60((beta))
   Chemicals (o)                                     2/28/98             83.4         0.60
   Computers (o)                                     2/28/98            658.0         0.60
   Construction and Housing (o)                      2/28/98             26.0         0.60
   Consumer Industries (o)                           2/28/98             26.5         0.61
   Cyclical Industries (o)                           2/28/98              3.6         0.00*

Select Portfolios: (continued)
   Defense and Aerospace (o)                         2/28/98      $      63.9         0.60%
   Developing Communications (o)                     2/28/98            238.7         0.60
   Electronics (o)                                   2/28/98          2,374.6         0.60
   Energy (o)                                        2/28/98            191.3         0.59
   Energy Service (o)                                2/28/98            964.1         0.59
   Environmental Services (o)                        2/28/98             27.8         0.60
   Financial Services (o)                            2/28/98            468.5         0.60
   Food and Agriculture (o)                          2/28/98            247.0         0.60
   Health Care (o)                                   2/28/98          1,590.8         0.60
   Home Finance (o)                                  2/28/98          1,334.7         0.60
   Industrial Equipment (o)                          2/28/98             60.1         0.60
   Industrial Materials (o)                          2/28/98             29.9         0.60
   Insurance (o)                                     2/28/98            110.4         0.60
   Leisure (o)                                       2/28/98            142.1         0.60
   Medical Delivery (o)                              2/28/98            159.1         0.60
   Medical Equipment and Systems (o)(Z)            2/28/99**              6.9         0.60((beta))
   Multimedia (o)                                    2/28/98             59.1         0.60
   Natural Gas (o)                                   2/28/98             82.3         0.59
   Natural Resources (o)                             2/28/98              6.4         0.00*
   Paper and Forest Products (o)                     2/28/98             24.2         0.60
   Precious Metals and Minerals (o)                  2/28/98            194.7         0.60
   Regional Banks (o)                                2/28/98          1,035.6         0.60
   Retailing (o)                                     2/28/98            152.9         0.60
   Software and Computer Services (o)                2/28/98            434.9         0.60
   Technology (o)                                    2/28/98            552.2         0.60
   Telecommunications (o)                            2/28/98            413.4         0.60
   Transportation (o)                                2/28/98             57.4         0.59


   Utilities Growth (o)                              2/28/98            273.5         0.60

Magellan (o)                                         3/31/98         61,521.2         0.43

Large Cap Stock (o)                                  4/30/98            133.9         0.45

Mid Cap Stock (o)                                    4/30/98          1,579.2         0.60

Small Cap Stock (o)**                                4/30/98            383.2         0.35*?

Small Cap Stock Selector (o)                         4/30/98            727.3         0.67

Contrafund II (o)                                    6/30/98            226.3         0.59

Fidelity Fifty (o)                                   6/30/98            180.5         0.43


(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1998, if fiscal year end figures are not yet available.

(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.

(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*). The ratio for certain multi-class funds is presented gross of expense reductions.

?    Annualized

*    Average  net assets for the period  shown were less than  $100,000

**   Less than a complete  fiscal year

(B)  Based on estimated expenses

(m) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIA (U.K.) L), with respect to the fund.

((SIGMA)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIA (U.K.) L, with respect to the fund.

(o) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.

((PHI)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.

(Z) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY DIVERSIFIED INTERNATIONAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST: FIDELITY DIVERSIFIED INTERNATIONAL FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s) (Title(s), if applicable)
                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 315910802/fund # 325

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------


1.   To     approve     an    amended    FOR [ ]   AGAINST [ ]   ABSTAIN [ ]  1.
     management   contract   for  the
     fund.



DIF pxc 0399                                       cusip # 315910802/fund# 325

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY DIVERSIFIED INTERNATIONAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE

                                       (325, 349, 352, 342 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------


1.   To  approve  an  amended           FOR [ ]   AGAINST [ ]   ABSTAIN [ ]  1.
     management contract the fund.



INV pxc 0399                                              cusip #315910802 #325H

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST: FIDELITY LATIN AMERICA FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                         Signature(s) (Title(s), if applicable)
                                             PLEASE SIGN, DATE, AND RETURN
                                             PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 315910844/fund #349

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To  amend  the  fund's  industry      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]  1.
     concentration  limitation  to permit
     the fund to invest up to 35% of its total assets in a single industry.



LAF pxc 0399                                       cusip # 315910844/fund# 349

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date _____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                       (325, 349, 352, 342 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To  amend  the  fund's  industry      FOR [ ]  AGAINST [ ]  ABSTAIN [ ]  1.
     concentration limitation  to permit
     the fund to invest up to 35% of its total assets in a single industry.



INV pxc 0399
                                      cusip #315910844 #349H

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY HONG KONG AND CHINA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST: FIDELITY HONG KONG AND CHINA FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                       Signature(s) (Title(s), if applicable)
                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 315910778/fund #352

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------

1    To  amend  the  fund's  industry     FOR [ ]   AGAINST [ ]   ABSTAIN [ ] 1.
     concentration    limitation   to
     permit  the  fund to  invest  up
     to 35% of its total  assets in a
     single industry.



HKC  pxc 0399                                      cusip # 315910778/fund# 352

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY HONG KONG AND CHINA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                     Signature(s) (Title(s), if applicable)
                                         PLEASE SIGN, DATE, AND RETURN
                                         PROMPTLY IN ENCLOSED ENVELOPE

                                       (325, 349, 352, 342 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------

1    To  amend  the  fund's  industry    FOR [ ]   AGAINST [ ]   ABSTAIN [ ]  1.
     concentration    limitation   to
     permit  the fund to invest up to
     35% of  its  total  assets  in a
     single industry.



INV pxc 0399                                      cusip #315910778 #352H

           Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY NORDIC FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY MT. VERNON STREET TRUST: FIDELITY NORDIC FUND which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999 at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE


                                                   cusip # 315910752/fund #342

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------

1.   To  amend  the  fund's  industry       FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 1.
     concentration limitation  to permit
     the fund to invest up to 35% of its total assets in a single industry.



NOR pxc 0399                                       cusip # 315910752/fund# 342

        Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.

           Return the proxy card in the enclosed envelope or mail to:

                              FIDELITY INVESTMENTS
                                Proxy Department
                                  P.O. Box 9107
                             Hingham, MA 02043-9848

                                       OR
                       For faster, more convenient voting
                                  use the phone
                (SEE _______________ FOR COMPLETE INSTRUCTIONS.)

                    VOTE BY PHONE: Call toll-free _____________________
                       ***YOUR PERSONAL CONTROL NUMBER: __________***

        Your prompt response will save your fund the expense of additional mailings.


                  PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------
FIDELITY INVESTMENT TRUST:  FIDELITY NORDIC FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Gerald C. McDonough, and Eric D. Roiter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY INVESTMENT TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on May 19, 1999, at 11:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                    NOTE:  Please  sign  exactly  as  your  name
                                    appears  on this  Proxy.  When  signing in a
                                    fiduciary   capacity,   such  as   executor,
                                    administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

                                    Date_____________, 199_

                                    ---------------------------------------

                                    ---------------------------------------

                                      Signature(s) (Title(s), if applicable)
                                          PLEASE SIGN, DATE, AND RETURN
                                          PROMPTLY IN ENCLOSED ENVELOPE

                                       (325, 349, 352, 342 HH)

Please refer to the Proxy Statement  discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
--------------------------------------------------------------------------------


1.   To  amend  the  fund's  industry       FOR [ ]  AGAINST [ ]  ABSTAIN [ ] 1.
     concentration limitation  to permit
     the fund to invest up to 35% of its total assets in a single industry.



INV pxc 0399                                      cusip #315910752 #342H